UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 29, 2007

                       Morgan Stanley Charter Aspect L.P.
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             (Exact Name of Registrant as Specified in its Charter)


        Delaware                       0-26282                13-3775071
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(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
 of Incorporation)                                        Identification No.)


c/o Demeter Management Corporation,
330 Madison Avenue, 8th Floor,                                New York, NY 10017
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            (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code:  (212) 905-2700

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

      On January 29, 2007, the Registrant, Demeter Management Corporation, the general partner of the Registrant (the "General Partner") and Aspect Capital Limited, the trading advisor for the Registrant (the "Trading Advisor"), amended the Management Agreement by and among the Registrant, the General Partner and the Trading Advisor, dated as of October 16, 2006, as amended by Amendment No. 1 to the Management Agreement, dated as of December 20, 2006 (together, the "Management Agreement") to amend the list of futures interests traded as set forth in Exhibit B of the Management Agreement. A copy of the amendment is filed hereto as Exhibit 10.01(b) and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

   (d) Exhibits.

      Exhibit Number    Description
      --------------    -----------

      10.01(b) Amendment No. 2 to Management Agreement by and among the Registrant, the General Partner and the Trading Advisor.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MORGAN STANLEY CHARTER ASPECT L.P.

Date:  January 29, 2007          By:   Demeter Management Corporation
                                         as General Partner


                                 Name:    /s/ Walter Davis
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                                       Name:  Walter Davis
                                       Title: President